Credit Suisse Asset Management Income Fund, Inc.
466 Lexington Avenue
New York, NY 10017

---------------------------------------------

OFFICERS AND DIRECTORS

James P. McCaughan              Leland Crabbe
CHAIRMAN OF THE BOARD           INVESTMENT OFFICER
William W. Priest, Jr.          Hal Liebes
DIRECTOR                        SENIOR VICE PRESIDENT
Prof. Enrique R. Arzac          Michael A. Pignataro
DIRECTOR                        CHIEF FINANCIAL OFFICER,
Lawrence J. Fox                 VICE PRESIDENT AND SECRETARY
DIRECTOR                        Maxine C. Evertz
James S. Pasman, Jr.            ASSISTANT SECRETARY
DIRECTOR                        Robert M. Rizza
Richard J. Lindquist            VICE PRESIDENT AND TREASURER
PRESIDENT AND CHIEF INVESTMENT
OFFICER

--------------------------------------------------------
INVESTMENT ADVISER
Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017
Phone 1-800-293-1232

--------------------------------------------------------
ADMINISTRATOR AND CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

--------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Fleet National Bank
(c/o EquiServe)
P.O. Box 43010
Providence, Rhode Island 02940-3010
Phone 1-800-730-6001

--------------------------------------------------------
LEGAL COUNSEL
Willkie Farr & Gallagher
787 7th Avenue
New York, New York 10019

--------------------------------------------------------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, Pennsylvania 19103

--------------------------------------------------------

---------------------------------------------------------------------------

                Credit Suisse Asset Management Income Fund, Inc.

---------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT
                                 June 30, 2001

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
SECOND QUARTER REPORT - 6/30/01

----------
Dear Shareholder:                                                  July 12, 2001

    We are writing to report on the Credit Suisse Asset Management Income Fund, Inc. ("the Fund") for the quarter ended June 30, 2001 and to discuss our investment strategy.

    On June 30, 2001, the Fund's net asset value ("NAV") was $5.35, compared to an NAV of $5.67 at March 31, 2001. The Fund's total return for the period (based on NAV and assuming reinvestment of dividends of $0.18 per share) was -2.7%. For the first six months of 2001, the Fund returned -0.6%.

    At June 30, 2001, $190.7 million of the Fund's assets was invested in high yield debt securities; $45.2 million in emerging-market debt securities; $12.1 million in investment-grade debt securities; and $9.5 million in equity securities. Of the debt securities, the largest concentration (74.5%) was invested in issues rated B through BBB.

THE MARKET: HIGH YIELD DOWN, EMERGING MARKETS UP

    As measured by the Salomon Smith Barney High-Yield Market Index (SSBHYMI), the broad U.S. high yield market lost 2.6% during the second quarter. Activity was volatile and is best described on a month-by-month basis.

    APRIL (SSBHYMI: -1.5%): Bond prices fell steeply in the first half of April in continuation of a declining trend that had begun in March. The pattern reversed in mid-month, however, following the Federal Reserve's (the "Fed") unexpected half-point reduction in short-term interest rates on April 18. The reduction took investors by surprise, both because the Fed's next monetary-policy meeting wasn't scheduled until May 15, and the Fed had recently given the impression that it would be somewhat less aggressive in cutting rates than it had been in January, when it did so twice.

    MAY (SSBHYMI: +1.6%): Market appreciation and upbeat investor sentiment from April persisted throughout May. Overall momentum remained positive, fueled by another interest-rate cut at the Fed's regularly scheduled meeting on May 15, as well as a generalized sense of hopefulness that the deceleration in U.S. macroeconomic growth may have started to find a bottom. This, in turn, led to a growing perception that battered technology stocks--whose directional movement often sets the tone for high yield--might have seen their lowest levels and were more likely to rise than fall.

    JUNE (SSBHYMI: -2.8%): June was the quarter's weakest month, as market participants sold in response to several discouraging factors. Macroeconomic data were mostly weak, for example, which had negative implications for creditworthiness and corporate profitability. Numerous companies slashed their own earnings forecasts or announced operating results that fell short of analysts' expectations. And the Fed cut rates on June 27 by a quarter-point, instead of the half-point increments it had favored since January. This disappointed high yield investors both because they had hoped for a half-point cut and it implied that the Fed might choose not to ease much further.

    Emerging Market Debt ("EMD"), by contrast, fared much better during the quarter. Aggregate EMD gained 3.5% (I.E., in the form of the J.P. Morgan Emerging Markets Bond Index Global), as country-specific developments influenced markets more than global factors did. By far, the biggest such developments came from Argentina and Brazil.

    In Argentina, there was initial optimism about the newly renamed economy minister, Domingo Cavallo, and his assertive approach to solving the nation's severe financial and macroeconomic problems. Investors generally cheered Cavallo's actions and bought beaten-down Argentine bonds accordingly, only to take profits in late June. Brazilian debt suffered not only from association with Argentina (which is Brazil's neighbor and major trading partner), but also a severe energy shortage, corruption scandals and a plunging currency that forced the central bank to raise short-term interest rates by a total of two and a half percentage points.

    The best-performing major country market was Russia, based on the high price of oil (which is a huge source of government revenues) and rising confidence in the country's political, macroeconomic and financial stability.

PERFORMANCE: IN LINE WITH HIGH YIELD MARKET, BETTER IN EMD

    The Fund's performance during the quarter was in line with that of broad market indices for high yield and better than those for EMD.

    In high yield, this reflected the offsetting nature of our industry sector allocations compared to the market. On the positive side, we overweighted the energy, gaming and food processing sectors, each of which outperformed broad indices like SSBHYMI. To a large extent, though, these gains were counterbalanced by our overweights in two key telecommunications categories that underperformed, and our underweights in financial and health care companies, which outperformed.

    In EMD, the dominant positive contributor was our allocation to Russia. The Russian position was highly beneficial both because our weighting there was above-market and we emphasized longer-maturity bonds, which fared best. Our overweight in Bulgaria was additionally helpful. Our least effective EMD moves were to overweight Argentina (which underperformed) and underweight Mexico (which outperformed).

OUTLOOK: STILL CAUTIOUS NOW, MORE OPTIMISTIC LATER

    HIGH YIELD. Our near-term outlook for high yield remains one of caution. Volatility will probably stay high, in our opinion, and activity in high yield should continue to be closely linked to sentiment and trading trends in the stock market.

    We also remain more optimistic beyond the near term, though, based on our anticipation that the economy will begin to show signs of recovery either late this year or early in 2002. It's worth noting in this context that the Fed has cut interest rates with unprecedented rapidity (I.E., by a total of two and three-quarter percentage points between January and June alone), a process whose cumulative impact on the economy will likely be stimulative.

    Although we would not be surprised if the Fed were to additionally trim rates in the next few months, our sense is that Greenspan et al. will stay mostly on the sidelines and wait for lower rates to start to bear fruit in the form of rebounding macroeconomic data.

    Our approach within the Fund's high yield portion is essentially unchanged. In other words, we are maintaining the portfolio's average credit quality; our main industry overweights (I.E., relative to broad market indices) are in cable/media, gaming and energy; and our exposure to the volatile telecommunications industry is at a slightly below-market level.

    EMERGING MARKETS. We have become more cautious than previously on the near-term prospects for EMD. Our analysis leads us to expect both that trading volatility will rise and the sluggish macroeconomic conditions among major developed-world nations will weigh more heavily on investor perceptions about emerging markets. Valuations appear increasingly stretched, furthermore, given market participants' generally lower tolerance for relatively risky assets.

    Within the portfolio, our largest country positions are in Russia, Argentina and Brazil, though we pared Russian exposure a bit in June following its vigorous year-to-date appreciation. Regional allocations compared to broad EMD indices remain at an overweight in Eastern and Central Europe; a more modest overweight in Asia; and an underweight in Latin America.

    As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

    We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to Credit Suisse Asset Management at (800) 293-1232. All other inquiries regarding account information, requests for the latest financial information or other reports should be directed to the Fund's Shareholder Servicing Agent at
(800) 730-6001.

    Sincerely yours,

/s/ Richard J. Lindquist
Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT OFFICER*

/s/ James P. McCaughan
James P. McCaughan
CHAIRMAN OF THE BOARD **

    FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

    Following shareholder approval at the Fund's annual meeting held on May 1, 2001, the assets and liabilities of Credit Suisse Asset Management Strategic Global Income Fund, Inc. ("CGF") were transferred to the Fund effective May 14, 2001. Assets in the resulting combined fund totaled approximately $274 million. Based on the relative net asset values of the two funds, the Fund issued in exchange a maximum of 15,187,219 shares, and each shareholder of CGF became entitled to receive 1.2681 Fund shares for every CGF share, with cash paid in lieu of fractional shares. CSAM's proposal to base the calculation of the investment advisory fees payable by the Fund on the lower of its average weekly stock market price or its net asset value was also approved by the shareholders at the annual meeting, and this new fee structure is now effective. In addition, management's five nominees for election as directors, Messrs. James P. McCaughan, Enrique R. Arzac, Lawrence J. Fox, James S. Pasman, Jr. and
William W. Priest, Jr. were re-elected by the shareholders for an additional one-year term.

    *Richard J. Lindquist, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He has served in such capacity since November 21, 1996. Prior to that date, he served as Vice President to the Fund, a position he assumed on August 15, 1989. Mr. Lindquist joined CSAM on May 1, 1995 as a result of CSAM's acquisition of CS First Boston Investment Management Corporation ("CSFBIM"). Prior to joining CSAM and beginning in July, 1989, he held various offices at CSFBIM.

    **James P. McCaughan is a Managing Director and Chief Executive Officer of CSAM. He joined CSAM in 2000 from Oppenheimer Capital, where he was President and Chief Operating Officer. Previously, he was President and Chief Executive Officer of UBS Asset Management (New York); had global responsibility for institutional asset management for Union Bank of Switzerland; was President of UBS International Investment in London; was an equity portfolio manager at Phillips & Drew Fund Management in London; and was an actuary at Lane Clark & Peacock in London. Mr. McCaughan is Director and/or Chairman of other investment companies advised by CSAM.

TOP TEN HOLDINGS (UNAUDITED)
(as a % of net assets as of 6/30/01)

 ---------------------------------------------------------

  1.  Federal Republic of Brazil Capitalization
        Bonds 8.00%, 4/15/14.......................   2.1%
  2.  Republic of Argentina Series 2018, Global
        Bonds 12.25%, 6/19/18......................   1.9%
  3.  Republic of Argentina Series 2031, Global
        Bonds 12.00%, 6/19/31......................   1.8%
  4.  Federal Republic of Brazil Unsubordinated
        11.00%, 8/17/40............................   1.7%
  5.  Univision Network Holding L.P. Sub. Notes
        7.00%, 12/17/02............................   1.1%
  6.  Republic of Argentina Global Bonds 10.00%,
        9/19/08....................................   1.0%
  7.  Ministry Finance of Russia Series VI,
        Debentures 3.00%, 5/14/06..................   1.0%
  8.  Russian Federation Unsubordinated 5.00%,
        3/31/30....................................   1.0%
  9.  Republic of Bulgaria Series A, Collateralized
        3.00%, 7/28/12.............................   0.8%
 10.  Coinstar, Inc. Sr. Discount Notes 13.00%,
        10/1/06....................................   0.8%

CREDIT QUALITY BREAKDOWN (UNAUDITED)
(as a % of total investments as of 6/30/01)

 ------------------------------------------------------

 BBB/Baa........................................   4.7%
 BB/Ba..........................................  10.2
 B/B............................................  59.6
 CCC/Caa........................................  12.9
 CC/Ca..........................................   1.5
 C/C............................................   0.1
 NR.............................................   7.3
                                                  -----
   Subtotal.....................................  96.3
 Equities and Other.............................   3.7
                                                  -----
   Total........................................  100.0%
                                                  =====

PORTFOLIO OF INVESTMENTS (UNAUDITED)

---------

JUNE 30, 2001

                                                       Face
                                        Moody's       Amount        Value
                                        Ratings       (000)       (Note A-1)
-----------------------------------------------------------------------------
DOMESTIC SECURITIES (79.1%)
-----------------------------------------------------------------------------
-----------------
CORPORATE OBLIGATIONS (75.5%)
-----------------------------------------------------------------------------
-----------------
AEROSPACE/DEFENSE (0.4%)
             Decrane Aircraft
              Holdings
              Series B, Gtd.
              12.00%, 9/30/08             Caa1      $      800   $    765,000
             Sequa Corp.
              Sr. Notes
              9.00%, 8/1/09                Ba2             250        250,000
                                                                 ------------
             GROUP TOTAL                                            1,015,000
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
AUTOMOTIVE (1.9%)
             Aetna Industries, Inc.
              Sr. Notes
              11.875%, 10/1/06              B3             750        268,125
        (1)  Cambridge
              Industries, Inc.
              Series B,
              Gtd. Sr. Sub. Notes
              10.25%, 7/15/07              N/R             750        101,250
             Delco Remy
              International, Inc.
              Gtd. Sr. Sub. Notes
              10.625%, 8/1/06               B2             750        768,750
             Diamond Triumph
              Auto
              Gtd.
              9.25%, 4/1/08                 B3             500        462,500
             Hayes Lemmerz
              International, Inc.:
              Series B,
              Gtd. Sr. Sub. Notes
              9.125%, 7/15/07             Caa1             500        380,000
              8.25%, 12/15/08             Caa1           1,000        705,000
             Motor Coach Industries
              International, Inc.
              Gtd.
              11.25%, 5/1/09              Caa1           1,250        531,250
             Oxford Automotive, Inc.
              Gtd. Sr. Sub. Notes
              10.125%, 6/15/07            Caa1           1,625        999,375
             PEP Boys-Manny
              Moe & Jack
              Notes
              7.00%, 6/1/05                 B2             750        637,500
             Stanadyne Automotive
              Series B, Gtd.
              Sr. Sub. Notes
              10.25%, 12/15/07            Caa1             400        330,000
                                                                 ------------
             GROUP TOTAL                                            5,183,750
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
BROADCASTING (4.2%)
             Acme Television LLC/
              ACME Financial Corp.
              Series B, Gtd.
              10.875%, 9/30/04              B3             500        472,500

                                                       Face
                                        Moody's       Amount        Value
                                        Ratings       (000)       (Note A-1)
-----------------------------------------------------------------------------
  (1)(2)(3)  Australis Holdings Pty.
              Ltd.
              Yankee Sr. Secured
              Discount Notes
              0.00%, 11/1/02               N/R      $    4,600   $        460
     (1)(3)  Australis Media Ltd.:
              Yankee Sr. Discount
              Notes
              15.75%, 5/15/03              N/R             266          1,329
              Yankee Units
              15.75%, 5/15/03              N/R           2,875         14,375
             Cumulus Media, Inc.
              Sr. Sub. Notes
              10.375%, 7/1/08               B3             800        800,000
             EchoStar DBS Corp.
              Sr. Notes
              9.375%, 2/1/09                B1           1,000        985,000
             Pegasus Media &
              Communications, Inc.
              Series B, Notes
              12.50%, 7/1/05                B3             500        500,000
             Salem Communications
              Corp.
              Series B, Gtd.
              9.50%, 10/1/07                B3             850        871,250
             Sinclair Broadcast
              Group, Inc.:
              Sr. Sub. Notes
              10.00%, 9/30/05               B2           1,200      1,212,000
              8.75%, 12/15/07               B2             600        574,500
             Susquehanna Media Co.
              Sr. Sub. Notes
              8.50%, 5/15/09                B1             150        153,936
             Time Warner Telecom,
              LLC
              Sr. Notes
              9.75%, 7/15/08                B2             750        676,875
        (2)  United International
              Holdings, Inc.
              Series B,
              Sr. Discount Notes
              0.00%, 2/15/08              Caa1           1,950        663,000
             Univision Network
              Holding L.P.
              Sub. Notes
              7.00%, 12/17/02              N/R           2,073      3,005,958
             Young Broadcasting,
              Inc.
              Series B, Gtd.
              Sr. Sub. Notes
              8.75%, 6/15/07                B2           1,315      1,232,813
                                                                 ------------
             GROUP TOTAL                                           11,163,996
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
BUSINESS SERVICES (1.6%)
             Diamond Brands
              Operating
              Gtd.
              10.125%, 4/15/08              Ca           1,000        145,000
        (4)  Encompass Services
              Corp.
              Sr. Sub. Notes
              10.50%, 5/1/09                B2             750        723,750

    The accompanying notes are an integral part of the financial statements.

                                                       Face
                                        Moody's       Amount        Value
                                        Ratings       (000)       (Note A-1)
-----------------------------------------------------------------------------
             General Binding Corp.
              Gtd. Sr. Sub. Notes
              9.375%, 6/1/08              Caa1      $      500   $    342,500
             Iron Mountain, Inc.
              Gtd.
              8.75%, 9/30/09                B2             600        615,000
             La Petite Academy, Inc.
              Gtd.
              10.00%, 5/15/08               B3           1,250        850,000
             Maxxam Group
              Holdings, Inc.
              Series B, Sr. Notes
              12.00%, 8/1/03              Caa1             700        598,500
             Pentacon, Inc.
              Series B, Gtd.
              12.25%, 4/1/09                B3             900        454,500
             Werner Holdings Co.,
              Inc.
              Series A, Gtd.
              10.00%, 11/15/07              B2             650        627,250
                                                                 ------------
             GROUP TOTAL                                            4,356,500
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
CABLE (9.6%)
             Adelphia Communications
              Corp.
              Series B, Sr. Notes
              8.375%, 2/1/08                B2           1,000        920,000
             Alliance Atlantis
              Communications, Inc.
              Yankee Sr. Sub Notes
              13.00%, 12/15/09              B2             500        527,500
             CSC Holdings, Inc.:
              Sr. Sub. Notes
              9.875%, 5/15/06              Ba3             400        420,000
              Series B,
              Sr. Sub. Debentures
              8.125%, 8/15/09              Ba1             350        348,046
              9.875%, 2/15/13              Ba3           1,100      1,178,375
             Cablevision S.A.:
              Yankee Bonds
              13.75%, 5/1/09                B2             390        275,925
              Yankee Notes
              13.75%, 4/30/07               B2             700        512,750
             Century
              Communications Corp.:
        (2)   Series B,
              0.00%, 1/15/08                B2             650        307,125
              Sr. Notes
              9.75%, 2/15/02                B2             500        506,250
              8.75%, 10/1/07                B2             650        611,000
             Charter Communications
              Holdings:
              Sr. Notes
              8.625%, 4/1/09                B2             750        716,250
        (4)   10.25%, 1/15/10               B2           1,050      1,078,875
        (2)   Sr. Discount Notes
              0.00%, 4/1/11                 B2           1,300        893,750
             Classic Cable, Inc.
              Series B, Gtd.
              9.375%, 8/1/09                Ca             650        191,750

                                                       Face
                                        Moody's       Amount        Value
                                        Ratings       (000)       (Note A-1)
-----------------------------------------------------------------------------
             Coaxial Communications,
              Inc.
              Gtd. Sr. Notes
              10.00%, 8/15/06               B3      $    1,250   $  1,250,000
             Comcast UK Cable
              Parnters, Ltd.
              Yankee Debentures
              11.20%, 11/15/07              B2             500        342,500
     (2)(3)  DIVA Systems Corp.
              Series B,
              Sr. Discount Notes
              0.00%, 3/1/08                N/R           3,885            389
        (2)  Diamond Cable
              Communications plc
              Yankee Discount Notes
              0.00%, 12/15/05               B2           1,800      1,233,000
             James Cable Partners
              L.P.
              Series B, Sr. Notes
              10.75%, 8/15/04             Caa2           1,800      1,485,000
             Jones Intercable, Inc.
              Sr. Notes
              7.625%, 4/15/08             Baa2           1,150      1,202,509
             Lenfest Communications,
              Inc.:
              Sr. Notes
              8.375%, 11/1/05             Baa2             500        536,048
              Sr. Sub. Notes
              10.50%, 6/15/06             Baa3           1,250      1,440,923
             Mediacom LLC/Capital
              Corp.:
              Series B,
              8.50%, 4/15/08                B2             271        253,385
              Sr. Notes
              7.875%, 2/15/11               B2             850        752,250
             NTL Communications
              Corp.:
              Series B, Sr. Notes
        (2)   0.00%, 10/1/08                B2           1,750        778,750
              11.50%, 10/1/08               B2             600        399,000
             NTL, Inc.:
              Sr. Notes
        (2)   Series A,
              0.00%, 4/15/05                B2           1,000        725,000
              Series B,
              11.50%, 2/1/06                B2           1,550      1,054,000
              10.00%, 2/15/07               B2             750        491,250
             Northland Cable
              Television
              Gtd.
              10.25%, 11/15/07            Caa1             800        564,000
             Olympus Communications,
              L.P./
              Olympus Capital Corp.
              Series B, Sr. Notes
              10.625%, 11/15/06             B2           1,250      1,268,750
        (2)  Renaissance Media Group
              Sr. Discount Notes
              0.00%, 4/15/08                B2             953        748,105
             Rogers Cablesystems,
              Ltd.
              Yankee Gtd.
              10.00%, 12/1/07             Baa3             700        756,000

    The accompanying notes are an integral part of the financial statements.

                                                       Face
                                        Moody's       Amount        Value
                                        Ratings       (000)       (Note A-1)
-----------------------------------------------------------------------------
             Rogers Communications,
              Inc.
              Sr. Notes
              8.875%, 7/15/07              Ba2      $      200   $    199,500
        (2)  Telewest Communications
              plc
              Yankee Sr. Sub.
              Discount Debentures
              0.00%, 10/1/07                B2           2,000      1,695,000
                                                                 ------------
             GROUP TOTAL                                           25,662,955
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
CHEMICALS (1.9%)
             Applied Extrusion
              Technologies, Inc.
              Series B, Sr. Notes
              11.50%, 4/1/02                B2           1,550      1,559,687
        (4)  Huntsman Corp.:
              Sr. Sub. Notes
              9.50%, 7/1/07               Caa1             400        222,000
              Sr. Notes
              9.50%, 7/1/07               Caa1             650        360,750
             Huntsman Polymers Corp.
              Sr. Notes
              11.75%, 12/1/04               B3           1,150        839,500
        (1)  Laroche Industries,
              Inc.
              Series B,
              Sr. Sub. Notes
              9.50%, 9/15/07               N/R             400         10,000
             Lyondell Chemical Co.
              Series B, Secured
              Notes
              9.875%, 5/1/07               Ba3             750        746,250
             Mississippi Chemical
              Corp.
              Bonds
              7.25%, 11/15/17               B3             550        261,250
             NL Industries, Inc.
              Sr. Secured Notes
              11.75%, 10/15/03              B1             317        315,415
             Philipp Brothers
              Chemical, Inc.
              Gtd.
              9.875%, 6/1/08                B3             480        321,265
        (2)  Sterling Chemical
              Holdings, Inc.
              Sr. Secured
              Discount Notes
              0.00%, 8/15/08                Ca             800         10,000
             Sterling Chemicals,
              Inc.
              Sr. Sub. Notes
              11.75%, 8/15/06             Caa3             381         93,345
             Terra Industries, Inc.
              Series B, Sr. Notes
              10.50%, 6/15/05             Caa2             400        328,000
                                                                 ------------
             GROUP TOTAL                                            5,067,462
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
CONSTRUCTION & BUILDING MATERIALS (1.3%)
             Brand Scaffold
              Services, Inc.
              Sr. Notes
              10.25%, 2/15/08               B3             400        373,500

                                                       Face
                                        Moody's       Amount        Value
                                        Ratings       (000)       (Note A-1)
-----------------------------------------------------------------------------
             Collins & Aikman Floor
              Coverings, Inc.
              Series B, Sr. Sub.
              Notes
              10.00%, 1/15/07               B2      $    1,250   $  1,187,500
             D.R. Horton, Inc.
              Sr. Sub. Notes
              9.75%, 9/15/10               Ba3             150        153,750
             Dayton Superior Corp.
              Gtd.
              13.00%, 6/15/09               B3           1,140      1,145,700
             International Utility
              Structures, Inc.
              Yankee Sr. Sub. Notes
              10.75%, 2/1/08              Caa1             650        393,250
             MMI Products, Inc.
              Series B, Sr. Sub.
              Notes
              11.25%, 4/15/07               B2             250        233,750
                                                                 ------------
             GROUP TOTAL                                            3,487,450
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (2.8%)
             Coinstar, Inc.
              Sr. Discount Notes
              13.00%, 10/1/06              N/R           2,050      2,091,000
        (1)  Doskocil Manufacturing
              Co., Inc.
              Gtd. Sr. Sub. Notes
              10.125%, 9/15/07               C             500         63,125
        (1)  Drypers Corp.
              Series B, Sr. Notes
              10.25%, 6/15/07               Ca             400          6,000
             Holmes Products Corp.
              Gtd. Sr. Sub. Notes
              9.875%, 11/15/07              B3           1,000        365,000
        (1)  Indesco International,
              Inc.
              Gtd. Sr. Sub. Notes
              9.75%, 4/15/08                Ca             600         57,000
             Jordan Industries, Inc.
              Series B, Sr. Notes
              10.375%, 8/1/07               B3           1,375      1,203,125
             Jostens, Inc.
              Sr. Sub. Notes
              12.75%, 5/1/10                B3             900        918,000
        (2)  Knology Holdings, Inc.
              Sr. Discount Notes
              0.00%, 10/15/07              N/R           1,250        412,500
             Packaged Ice, Inc.
              Gtd. Sr. Notes
              9.75%, 2/1/05                 B3             200        154,000
             Playtex Products, Inc.
              Series B, Gtd. Sr.
              Notes
              8.875%, 7/15/04               B1             425        446,250
             Scotts Co.
              Gtd.
              8.625%, 1/15/09               B2             750        761,250
             Sealy Mattress Co.
              Gtd. Sr. Sub. Notes
              9.875%, 12/15/07              B2             200        198,500
             United Rentals, Inc.
              Sr. Sub. Notes
              9.25%, 1/15/09                B2             750        705,000
                                                                 ------------
             GROUP TOTAL                                            7,380,750
                                                                 ------------
-----------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                       Face
                                        Moody's       Amount        Value
                                        Ratings       (000)       (Note A-1)
-----------------------------------------------------------------------------
ELECTRONICS (0.4%)
             Condor Systems, Inc.
              Series B, Gtd.
              11.875%, 5/1/09               B3      $      650   $    328,250
             Numatics, Inc.
              Series B, Gtd.
              9.625%, 4/1/08              Caa2             200        127,000
             Unisys Corp.
              Sr. Notes
              7.875%, 4/1/08               Ba1             250        241,875
             Viasystems, Inc.
              Series B,
              Sr. Sub. Notes
              9.75%, 6/1/07                 B3             800        396,000
                                                                 ------------
             GROUP TOTAL                                            1,093,125
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
ENERGY (7.1%)
             AES Corp.
              Sr. Notes
              9.50%, 6/1/09                Ba1             250        256,250
             Abraxas Petroleum Corp.
              Series A, Gtd.
              11.50%, 11/1/04             Caa3           1,454      1,359,490
             Bellwether Exploration
              Co.
              Gtd. Sr. Sub. Notes
              10.875%, 4/1/07               B3           1,500      1,481,250
             CMS Energy Corp.:
              Series B,
              6.75%, 1/15/04               Ba3             150        146,013
              Sr. Notes
              7.50%, 1/15/09               Ba3             250        231,614
        (4)  CMS Energy/Atlantic
              Methanol
              Secured Notes
              10.875%, 12/15/04             B1             250        261,250
             Calpine Corp.
              Sr. Notes
              7.75%, 4/15/09               Ba1             700        663,916
        (4)  Chesapeake Energy Corp.
              Sr. Notes
              8.125%, 4/1/11                B2           1,250      1,175,000
             Clark R&M, Inc.
              Sr. Notes
              8.625%, 8/15/08              Ba3             350        299,250
             Cogentrix Energy, Inc.
              Gtd. Unsecured Notes
              8.75%, 10/15/08             Baa3           1,000      1,036,500
             Continental Resources,
              Inc.
              Gtd. Sr. Notes
              10.25%, 8/1/08              Caa1             400        350,000
             Contour Energy Co.
              Gtd.
              14.00%, 4/15/03               B3           1,219      1,270,808
        (4)  Forest Oil Corp.
              Sr. Notes
              8.00%, 6/15/08               Ba3           1,150      1,127,000
             Frontier Oil Corp.:
              Series A, Sr. Notes
              9.125%, 2/15/06               B2             200        200,000
              11.75%, 11/15/09              B2           1,050      1,128,750

                                                       Face
                                        Moody's       Amount        Value
                                        Ratings       (000)       (Note A-1)
-----------------------------------------------------------------------------

             Giant Industries, Inc.
              Gtd. Sr. Sub. Notes
              9.00%, 9/1/07                 B2      $      500   $    482,500
             H.S. Resources, Inc.
              Gtd. Sr. Sub. Notes
              9.25%, 11/15/06               B1             850        894,625
             Key Energy Services,
              Inc.
              Sr. Sub. Notes
              14.00%, 1/15/09               B2           1,396      1,624,595
             Nuevo Energy Co.
              Series B, Sr. Sub.
              Notes
              9.50%, 6/1/08                 B1             150        151,500
             Ocean Energy, Inc.
              Series B, Gtd.
              8.375%, 7/1/08               Ba1             150        156,000
             Parker Drilling Co.
              Series D, Gtd.
              9.75%, 11/15/06               B1             750        768,750
             Plains Resources, Inc.
              Series B, Gtd.
              Sr. Sub. Notes
              10.25%, 3/15/06               B2             375        384,375
             Pogo Producing Co.
              Series B, Sr. Sub.
              Notes
              8.25%, 4/15/11                B1             550        552,750
             Southwest Royalties,
              Inc.
              Series B,
              Gtd. Sr. Notes
              10.50%, 10/15/04            Caa2           1,300      1,134,250
             Triton Energy, Ltd.
              Sr. Notes
              8.875%, 10/1/07              Ba3             200        206,000
        (4)  Vintage Petroleum, Inc.
              Sr. Sub. Notes
              7.875%, 5/15/11              Ba3           1,000        975,000
             Wiser Oil Co.
              Gtd. Sr. Sub. Notes
              9.50%, 5/15/07              Caa3             750        663,750
                                                                 ------------
             GROUP TOTAL                                           18,981,186
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
ENTERTAINMENT (2.0%)
             Ackerley Group, Inc.
              Series B, Sr. Sub.
              Notes
              9.00%, 1/15/09                B2             250        220,000
             Bally Total Fitness
              Holdings, Corp.
              Series D, Sr. Sub.
              Notes
              9.875%, 10/15/07              B3             250        249,375
             Booth Creek Ski
              Holdings, Inc.
              Series B, Gtd.
              12.50%, 3/15/07             Caa1           1,250      1,062,500
             Cinemark U.S.A., Inc.
              Series D, Sr. Sub.
              Notes
              9.625%, 8/1/08              Caa2             450        393,750
             Imax Corp.
              Yankee Sr. Notes
              7.875%, 12/1/05               B2             100         53,000

    The accompanying notes are an integral part of the financial statements.

                                                       Face
                                        Moody's       Amount        Value
                                        Ratings       (000)       (Note A-1)
-----------------------------------------------------------------------------
             KSL Recreation Group,
              Inc.
              Series B, Sr. Sub.
              Notes
              10.25%, 5/1/07                B2      $      430   $    436,450
        (1)  Loews Cineplex
              Sr. Sub. Notes
              8.875%, 8/1/08                Ca             900         85,500
             Muzak LLC/Muzak Finance
              Gtd.
              9.875%, 3/15/09             Caa1             500        455,000
             Outboard Marine Corp.
              Series B, Gtd. Sr.
              Notes
              10.75%, 6/1/08                 C             500             50
             PTI Holdings, Inc.
              Sub. Notes
              7.00%, 12/17/02              N/R             507        735,027
        (1)  Regal Cinemas, Inc.:
              Sr. Sub. Notes
              9.50%, 6/1/08                 Ca           1,450        255,563
              8.875%, 12/15/10              Ca             250         44,063
             Six Flags, Inc.
              Sr. Notes
              9.75%, 6/15/07                B3             150        151,500
        (4)  Yanknets LLC/Yanknets
              CP
              Sr. Notes
              12.75%, 3/1/07                B1           1,050      1,073,625
                                                                 ------------
             GROUP TOTAL                                            5,215,403
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.7%)
        (4)  Hanvit Bank
              Sub. Notes
              11.75%, 3/1/10               Ba3             150        157,365
             Madison River Capital/
              Finance
              Sr. Notes
              13.25%, 3/1/10              Caa1           1,400        679,000
             Sovereign Bancorp, Inc.
              Sr. Notes
              10.50%, 11/15/06             Ba3             500        546,250
        (1)  Westfed Holdings
              Sr. Debentures
              15.50%, 9/15/99              N/R           2,000        400,000
                                                                 ------------
             GROUP TOTAL                                            1,782,615
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
FOOD & BEVERAGES (2.0%)
             Archibald Candy Corp.
              Gtd. Sr. Secured Notes
              10.25%, 7/1/04              Caa2           1,250        800,000
             Aurora Foods, Inc.
              Series B, Sr. Sub.
              Notes
              9.875%, 2/15/07             Caa1           1,150      1,023,500
             B & G Foods, Inc.
              Gtd.
              9.625%, 8/1/07                B3             700        595,000
             Carrols Corp.
              Gtd.
              9.50%, 12/1/08                B3             150        132,000
             Eagle Family Foods
              Series B, Gtd. Sr.
              Notes
              8.75%, 1/15/08                B3             450        272,250

                                                       Face
                                        Moody's       Amount        Value
                                        Ratings       (000)       (Note A-1)
-----------------------------------------------------------------------------
             Fleming Companies, Inc.
              Sr. Sub. Notes
              10.50%, 12/1/04               B2      $      900   $    922,500
             Premier International
              Foods, plc
              Sr. Notes
              12.00%, 9/1/09                B3           1,400      1,442,000
        (1)  Vlasic Foods
              International, Inc.
              Series B, Sr. Sub.
              Notes
              10.25%, 7/1/09                 C             650        183,625
                                                                 ------------
             GROUP TOTAL                                            5,370,875
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
HEALTH CARE (1.0%)
             Extendicare Health
              Services
              Gtd.
              9.35%, 12/15/07               B3             500        440,000
        (4)  ICN Pharmaceutical
              Sr. Notes
              8.75%, 11/15/08              Ba3             750        772,500
        (4)  Icon Health & Fitness,
              Inc.
              Gtd.
              12.00%, 9/27/05              N/R             222        199,800
        (4)  Insight Health Services
              Corp.
              Gtd. Sr. Sub. Notes
              9.625%, 6/15/08               B3             200        200,000
             Magellan Health
              Services, Inc.
              Sr. Sub. Notes
              9.00%, 2/15/08                B3             600        568,500
        (1)  Paracelsus Healthcare
              Corp.
              Sr. Sub. Notes
              10.00%, 8/15/06               Ca             750        251,250
             Unilab Finance Corp.
              Sr. Sub. Notes
              12.75%, 10/1/09               B3             150        174,938
                                                                 ------------
             GROUP TOTAL                                            2,606,988
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
INDUSTRIAL GOODS & MATERIALS (1.7%)
             AAF-McQuay, Inc.
              Sr. Notes
              8.875%, 2/15/03              N/R             150        149,250
             APCOA, Inc.
              Gtd. Sr. Notes
              9.25%, 3/15/08              Caa2             430        260,150
             Atlantis Plastics, Inc.
              Sr. Notes
              11.00%, 2/15/03              N/R             835        780,725
        (1)  CLARK Materials
              Handling Co.
              Gtd. Sr. Notes
              10.75%, 11/15/06             N/R             550         13,750
             Elgar Holdings Corp.
              Gtd.
              9.875%, 2/1/08                B2             200        127,000

    The accompanying notes are an integral part of the financial statements.

                                                       Face
                                        Moody's       Amount        Value
                                        Ratings       (000)       (Note A-1)
-----------------------------------------------------------------------------
             GSI Group, Inc.
              Gtd.
              10.25%, 11/1/07               B2      $      150   $    116,250
             Haynes International,
              Inc.
              Sr. Notes
              11.625%, 9/1/04             Caa1             750        405,000
             Holley Performance
              Products
              Series B, Gtd.
              12.25%, 9/15/07             Caa2             750        348,750
             Jackson Products, Inc.
              Series B, Gtd.
              9.50%, 4/15/05                B3             100         88,500
             Motors & Gears, Inc.
              Series D, Sr. Notes
              10.75%, 11/15/06              B3           1,700      1,704,250
             Neenah Corp.
              Series B, Sr. Sub.
              Notes
              11.125%, 5/1/07               B3             250        135,938
             Park-Ohio Industries,
              Inc.
              Sr. Sub. Notes
              9.25%, 12/1/07                B2             600        492,000
                                                                 ------------
             GROUP TOTAL                                            4,621,563
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
MEDICAL (0.1%)
             Triad Hospitals
              Holdings
              Series B, Gtd.
              11.00%, 5/15/09               B2             200        216,500
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
METALS & MINING (1.5%)
             AK Steel Corp.
              Sr. Notes
              9.125%, 12/15/06             Ba2             200        206,000
             Anker Coal Group, Inc.
              Series B, Gtd.
              14.25%, 9/1/07              Caa2             300        130,125
             Kaiser Aluminum &
              Chemical Corp.
              Series D, Sr. Notes
              10.875%, 10/15/06             B2             675        648,000
             Metallurg, Inc.
              Series B,
              Gtd. Sr. Notes
              11.00%, 12/1/07               B3           1,200      1,098,000
             National Steel Corp.
              Series D,
              First Mortgage Bonds
              9.875%, 3/1/09              Caa1           1,000        355,000
        (4)  Ormet Corp.
              Gtd.
              11.00%, 8/15/08               B3             750        592,500
             WCI Steel, Inc.
              Series B,
              Sr. Secured Notes
              10.00%, 12/1/04               B3           1,175        804,875
             Weirton Steel Corp.
              Sr. Notes
              11.375%, 7/1/04             Caa1             700        213,500

                                                       Face
                                        Moody's       Amount        Value
                                        Ratings       (000)       (Note A-1)
-----------------------------------------------------------------------------
        (1)  Wheeling-Pittsburg
              Corp.
              Sr. Notes
              9.25%, 11/15/07                C      $    1,000   $     33,750
                                                                 ------------
             GROUP TOTAL                                            4,081,750
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
PACKAGING/CONTAINERS (2.9%)
             AEP Industries, Inc.
              Sr. Sub. Notes
              9.875%, 11/15/07              B3             650        632,936
             Amtrol, Inc.
              Sr. Sub. Notes
              10.625%, 12/31/06             B3             600        495,000
             BPC Holding Corp.
              Series B,
              Sr. Secured Notes
              12.50%, 6/15/06             Caa2           1,163        877,691
             BWAY Corp.
              Series B, Gtd.
              10.25%, 4/15/07               B3             150        135,750
             Berry Plastics Corp.
              Series B, Gtd.
              11.00%, 7/15/07               B3             150        141,750
             Container Corp. of
              America
              Gtd. Sr. Notes
              9.75%, 4/1/03                 B2             500        515,000
             Fonda Group, Inc.
              Sr. Sub. Notes
              9.50%, 3/1/07                 B3           1,000        845,000
             Four M Corp.
              Series B, Sr. Notes
              12.00%, 6/1/06                B3           1,000        985,000
             Huntsman Packaging
              Corp.
              Gtd.
              13.00%, 6/1/10              Caa1           1,000        770,000
             Owens-Illinois, Inc.
              Sr. Notes
              8.10%, 5/15/07                B3           1,100        830,500
             Radnor Holdings, Inc.
              Series B,
              Gtd. Sr. Notes
              10.00%, 12/1/03               B2             900        733,500
             Stone Container Finance
              Co.
              Yankee Gtd. Sr. Notes
              11.50%, 8/15/06               B2             780        822,900
                                                                 ------------
             GROUP TOTAL                                            7,785,027
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (2.3%)
             Ainsworth Lumber Co.,
              Ltd.
              Yankee Sr. Secured
              Notes
              12.50%, 7/15/07             Caa1           2,150      1,988,750
             American Tissue, Inc.
              Series B, Gtd.
              12.50%, 7/15/06               B3             640        592,000
        (1)  Crown Paper Co.
              Sr. Sub. Notes
              11.00%, 9/1/05               N/R           1,050         26,250

    The accompanying notes are an integral part of the financial statements.

                                                       Face
                                        Moody's       Amount        Value
                                        Ratings       (000)       (Note A-1)
-----------------------------------------------------------------------------
             Doman Industries, Ltd.:
              Yankee Sr. Notes
              8.75%, 3/15/04              Caa1      $      250   $    155,000
              Yankee Gtd.
              12.00%, 7/1/04                B3             150        154,500
        (4)  Fibermark, Inc.
              Sr. Notes
              10.75%, 4/15/11               B1             250        252,500
             Riverwood International
              Corp.
              Gtd. Sr. Notes
              10.875%, 4/1/08             Caa1           1,150      1,109,750
             SD Warren Co.
              Debentures
              14.00%, 12/15/06             Ba3           1,597      1,728,941
                                                                 ------------
             GROUP TOTAL                                            6,007,691
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
PUBLISHING & INFORMATION SERVICES (1.6%)
             American Lawyer Media,
              Inc.
              Series B, Gtd.
              9.75%, 12/15/07               B2             600        561,000
             American Media
              Operations
              Sr. Sub. Notes
              10.25%, 5/1/09                B2             250        256,875
             Ampex Corp.
              Series B, Sr. Notes
              12.00%, 3/15/03              N/R           1,150        345,000
             Hollinger International
              Publishing
              Gtd.
              9.25%, 3/15/07               Ba3           1,150      1,161,500
             Liberty Group Operating
              Gtd.
              9.375%, 2/1/08              Caa1             100         70,500
        (2)  Liberty Group
              Publishing, Inc.
              Sr. Discount
              Debentures
              0.00%, 2/1/09               Caa2             900        360,000
        (1)  Premier Graphics, Inc.
              Gtd.
              11.50%, 12/1/05              N/R           2,000         70,000
             Printpack, Inc.
              Series B, Sr. Sub.
              Notes
              10.625%, 8/15/06              B3             300        306,000
             Tri-State Outdoor Media
              Group, Inc.
              Sr. Notes
              11.00%, 5/15/08              N/R           1,323        998,865
                                                                 ------------
             GROUP TOTAL                                            4,129,740
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
REAL ESTATE (0.4%)
             Bluegreen Corp.
              Series B, Gtd.
              Sr. Secured Notes
              10.50%, 4/1/08                B3           1,000        600,000

                                                       Face
                                        Moody's       Amount        Value
                                        Ratings       (000)       (Note A-1)
-----------------------------------------------------------------------------
        (4)  WCI Communities, Inc.
              Sr. Sub. Notes
              10.625%, 2/15/11              B1      $      500   $    522,500
                                                                 ------------
             GROUP TOTAL                                            1,122,500
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (8.6%)
             AFC Enterprises
              Sr. Sub. Notes
              10.25%, 5/15/07               B2             650        679,250
             American Restaurant
              Group, Inc.
              Series B, Gtd.
              Sr. Secured Notes
              11.50%, 2/15/03               B3           1,199      1,145,045
             AmeriKing, Inc.
              Sr. Notes
              10.75%, 12/1/06             Caa2             250         38,750
        (4)  Ameristar Casinos, Inc.
              Sr. Sub. Notes
              10.75%, 2/15/09               B3           1,050      1,102,500
             Argosy Gaming Co.
              Gtd.
              10.75%, 6/1/09                B2             100        108,000
             Autotote Corp.
              Series B, Gtd.
              12.50%, 8/15/10               B3           1,065      1,065,000
             Aztar Corp.
              Sr. Sub. Notes
              8.875%, 5/15/07              Ba3             750        757,500
             Boyd Gaming Corp.
              Sr. Sub. Notes
              9.50%, 7/15/07                B1             400        391,000
             CKE Restaurants, Inc.
              Gtd.
              9.125%, 5/1/09              Caa1             250        175,000
             CapStar Hotel Co.
              Sr. Sub. Notes
              8.75%, 8/15/07                B1             375        375,000
             Coast Hotels & Casinos,
              Inc.
              Gtd.
              9.50%, 4/1/09                 B2             700        719,250
        (4)  Felcor Lodging L.P.
              Sr. Notes
              8.50%, 6/1/11                Ba2             850        816,000
        (1)  Fitzgeralds Gaming
              Corp.
              Series B, Gtd. Sr.
              Notes
              12.25%, 12/15/04            Caa3             894        543,189
             Friendly Ice Cream
              Corp.
              Gtd. Sr. Notes
              10.50%, 12/1/07               B3           1,050        593,250
             HMH Properties
              Series B, Gtd.
              Sr. Secured Notes
              7.875%, 8/1/08               Ba2             750        723,750
             Hard Rock Hotel, Inc.
              Series B, Sr. Sub.
              Notes
              9.25%, 4/1/05               Caa2           1,800      1,656,000

    The accompanying notes are an integral part of the financial statements.

                                                       Face
                                        Moody's       Amount        Value
                                        Ratings       (000)       (Note A-1)
-----------------------------------------------------------------------------
             Hollywood Park, Inc.
              Series B,
              Sr. Sub. Notes
              9.50%, 8/1/07                 B2      $      875   $    809,375
             Horseshoe Gaming
              Holdings:
              Series B, Sr. Sub.
              Notes
              9.375%, 6/15/07               B2           1,050      1,113,000
              Gtd.
              8.625%, 5/15/09               B2           1,000      1,005,000
             Intrawest Corp.:
              Sr. Notes
              9.75%, 8/15/08                B1             650        653,250
              10.50%, 2/1/10                B1             250        261,250
             Isle of Capri Casinos,
              Inc.
              Gtd.
              8.75%, 4/15/09                B2             700        643,125
        (5)  Jazz Casino Co., LLC
              Sr. Notes
              7.6525%, 3/31/08             N/R              14         11,486
             MGM Grand, Inc.
              Gtd.
              9.75%, 6/1/07                Ba2             200        214,500
             Majestic Star Casino,
              LLC
              Series B, Gtd.
              10.875%, 7/1/06               B2             750        678,750
             Mandalay Resort Group
              Sr. Sub. Notes
              9.25%, 12/1/05               Ba3             300        306,750
             Mohegan Tribal Gaming
              Authority
              Sr. Notes
              8.125%, 1/1/06               Ba2           1,100      1,119,250
             Park Place
              Entertainment Corp.:
              Sr. Sub. Notes
              7.875%, 12/15/05             Ba2             250        251,250
              9.375%, 2/15/07              Ba2             500        526,875
        (4)  Penn National Gaming,
              Inc.
              Sr. Sub. Notes
              11.125%, 3/1/08               B3           1,000      1,045,000
             Prime Hospitality Corp.
              Secured First Mortgage
              Notes
              9.25%, 1/15/06               Ba2           1,050      1,065,750
             Romacorp, Inc.
              Sr. Notes
              12.00%, 7/1/06                B3           1,000        506,250
             Station Casinos, Inc.
              Sr. Sub. Notes
              9.75%, 4/15/07                B1           1,615      1,663,450
             Windsor Woodmont
              Black Hawk
              Series B, First
              Mortgage Notes
              13.00%, 3/15/05              N/R             250        234,061
                                                                 ------------
             GROUP TOTAL                                           22,996,856
                                                                 ------------
-----------------------------------------------------------------------------
-----------------

                                                       Face
                                        Moody's       Amount        Value
                                        Ratings       (000)       (Note A-1)
-----------------------------------------------------------------------------
RETAIL (4.2%)
        (2)  Advance Holdings Corp.
              Series B,
              Debentures
              0.00%, 4/15/09              Caa1      $    1,850   $  1,322,750
             Advance Stores Co.
              Gtd. Sr. Sub. Notes
              10.25%, 4/15/08               B3           1,250      1,225,000
             Buhrmann US, Inc.
              Gtd.
              12.25%, 11/1/09               B2             500        495,000
             Dairy Mart Convenience
              Stores, Inc.
              Sr. Sub. Notes
              10.25%, 3/15/04               B3             526        329,408
             Finlay Fine Jewelry
              Corp.
              Gtd. Sr. Notes
              8.375%, 5/1/08               Ba3           1,050        981,750
        (1)  Flooring America, Inc.
              Series B, Gtd.
              9.25%, 10/15/07              N/R             703          4,216
             Kmart Corp.
              Debentures
              7.75%, 10/1/12              Baa3           1,375      1,156,145
             Levi Strauss & Co.
              Notes
              7.00%, 11/1/06               Ba3           1,250        956,250
        (2)  Mrs. Fields Holding Co.
              Sr. Discount Notes
              0.00%, 12/1/05              Caa2           2,250      1,046,250
             Mrs. Fields Original
              Cookies, Inc.
              Series B, Gtd.
              10.125%, 12/1/04              B2           1,650      1,476,750
             NBTY, Inc.
              Series B,
              Sr. Sub. Notes
              8.625%, 9/15/07               B1             400        379,000
             Pantry, Inc.
              Sr. Sub. Notes
              10.25%, 10/15/07              B3             750        731,250
             Samsonite Corp.
              Sr. Sub. Notes
              10.75%, 6/15/08             Caa1             600        504,000
             Stater Brothers
              Holdings, Inc.
              Sr. Notes
              10.75%, 8/15/06               B2             750        712,500
                                                                 ------------
             GROUP TOTAL                                           11,320,269
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (12.8%)
             AMSC Acquisition
              Co., Inc.
              Series B, Gtd.
              Sr. Notes
              12.25%, 4/1/08               N/R             150         32,250
        (2)  Alamosa PCS Holdings,
              Inc.
              Gtd.
              0.00%, 2/15/10              Caa1             800        372,000

    The accompanying notes are an integral part of the financial statements.

                                                       Face
                                        Moody's       Amount        Value
                                        Ratings       (000)       (Note A-1)
-----------------------------------------------------------------------------
        (4)  American Cellular Corp.
              Sr. Sub. Notes
              9.50%, 10/15/09               B2      $      950   $    897,750
        (2)  COLT Telecom Group, plc
              Yankee Units
              0.00%, 12/15/06              N/R             400        676,000
        (2)  Call-Net Enterprises,
              Inc.
              Sr. Discount Notes
              0.00%, 5/15/09                Ca             500         92,500
             Carrier1 International
              S.A.
              Series B, Sr. Notes
              13.25%, 2/15/09               B3             300        135,000
             Concentric Network
              Corp.
              Sr. Notes
              12.75%, 12/15/07             N/R           1,000        310,000
        (2)  DTI Holdings, Inc.
              Units
              0.00%, 3/1/08                N/R           1,075        166,625
             Dobson/Sygnet
              Communications, Co.
              Sr. Notes
              12.25%, 12/15/08              B3           1,550      1,573,250
             Dolphin Telecom plc:
        (2)   Sr. Discount Notes
              0.00%, 6/1/08                 Ca             850         29,750
              Series B, Yankee
              Sr. Discount Notes
              14.00%, 5/15/09               Ca             800         20,000
        (2)  e. spire
              Communications, Inc.
              Sr. Discount Notes
              0.00%, 11/1/05               N/R           3,450        711,562
             Equinix, Inc.
              Sr. Notes
              13.00%, 12/1/07              N/R             200        125,000
             Exodus Communications,
              Inc.
              Sr. Notes
              11.25%, 7/1/08              Caa1             700        245,000
        (2)  Focal Communications
              Corp.
              Sr. Discount Notes
              0.00%, 2/15/08                B3           1,800        387,000
        (2)  GST USA, Inc.
              Gtd. Sr. Discount
              Notes
              0.00%, 12/15/05              N/R           1,950        697,125
             GT Group Telecom, Inc.
              Sr. Discount Notes
              13.25%, 2/1/10              Caa1             600        192,000
             Global Crossing
              Holdings,
              Ltd.:
        (4)   Sr. Notes
              8.70%, 8/1/07                Ba2             250        191,250
              Gtd., Sr. Notes
              9.625%, 5/15/08              Ba2           1,350      1,073,250

                                                       Face
                                        Moody's       Amount        Value
                                        Ratings       (000)       (Note A-1)
-----------------------------------------------------------------------------
        (2)  Hyperion
              Telecommunications,
              Inc.
              Series B, Sr. Discount
              Notes
              0.00%, 4/15/03                B3      $      450   $    330,750
             ICG Holdings, Inc.:
              Gtd. Sr. Discount
              Notes
              13.50%, 9/15/05               Ca           1,000        150,000
        (2)   0.00%, 5/1/06                 Ca             855        128,250
        (2)   0.00%, 3/15/07                Ca           1,944        301,320
        (2)  ICG Services, Inc.:
              Gtd. Sr. Discount
              Notes
              0.00%, 2/15/08                Ca             350         47,250
              0.00%, 5/1/08                 Ca           1,250        168,750
             ITC Delta Com, Inc.
              Sr. Notes
              11.00%, 6/1/07                B2             259        172,235
             Insight Midwest/Insight
              Capital:
              Sr. Notes
              9.75%, 10/1/09                B1             900        936,000
        (4)   10.50%, 11/1/10               B1             500        530,000
        (4)  Integrated Electrical
              Services, Inc.
              Sr. Sub. Notes
              9.375%, 2/1/09                B2             700        689,500
        (4)  Interact Operating Co.
              Notes
              14.00%, 8/1/03               N/R             827              0
             Intermedia
              Communications, Inc.:
              Series B,
        (2)   Sr. Discount Notes
              0.00%, 7/15/07                B2             300        265,500
              Sr. Notes
              8.875%, 11/1/07               B2             350        344,750
             Level 3 Communications,
              Inc.:
        (2)   Sr. Discount Notes
              0.00%, 12/1/08                B3           1,300        338,000
              Sr. Notes
              9.125%, 5/1/08                B3           1,325        556,500
             McLeod USA, Inc.:
        (2)   Sr. Discount Notes
              0.00%, 3/1/07                 B1             900        481,500
              Sr. Notes
              9.25%, 7/15/07                B1             500        292,500
              9.50%, 11/1/08                B1           1,000        565,000
              11.50%, 5/1/09                B1             150         92,250
             Metromedia Fiber
              Network, Inc.
              Series B, Sr. Notes
              10.00%, 11/15/08              B2             750        288,750
             Metromedia
              International
              Group, Inc.
              Series B, Sr. Discount
              Notes
              10.50%, 9/30/07              N/R           3,442      1,549,022

    The accompanying notes are an integral part of the financial statements.

                                                       Face
                                        Moody's       Amount        Value
                                        Ratings       (000)       (Note A-1)
-----------------------------------------------------------------------------
        (2)  MetroNet Communications
              Corp.:
              Sr. Discount Notes
              0.00%, 11/1/07              Baa3      $    1,450   $  1,365,275
              0.00%, 6/15/08              Baa3           1,250      1,057,756
             Microcell
              Telecommunications,
              Inc.
              Series B, Yankee
              Sr. Discount Notes
              14.00%, 6/1/06                B3             720        536,400
        (2)  Millicom International
              Cellular
              Yankee Sr. Sub.
              Discount Notes
              0.00%, 6/1/06               Caa1           1,150        994,750
             NEXTLINK
              Communications,
              Inc.:
        (2)   Sr. Discount Notes
              0.00%, 4/15/08                B2           1,700        314,500
              Sr. Notes
              12.50%, 4/15/06               B2             450        155,250
              10.75%, 11/15/08              B2             750        243,750
        (5)  Next Generation
              Network, Inc.
              Series C, Secured
              14.00%, 2/1/03               N/R           2,415        603,750
        (2)  Nextel Communications,
              Inc.
              Sr. Discount Notes
              0.00%, 2/15/08                B1           2,580      1,618,950
             Nextel Partners, Inc.:
        (2)   Sr. Discount Notes
              0.00%, 2/1/09                 B3           1,250        715,625
              Sr. Notes
              11.00%, 3/15/10               B3             400        316,000
        (1)  Orbital Imaging Corp.
              Series B, Sr. Notes
              11.625%, 3/1/05              N/R             500         47,500
             Orion Network Systems,
              Inc.
              Gtd. Sr. Notes
              11.25%, 1/15/07               Ca             850        386,750
        (1)  PSINet, Inc.:
              Series B, Sr. Notes
              10.00%, 2/15/05               Ca             250         16,250
              Sr. Notes
              11.50%, 11/1/08               Ca             950         61,750
             Pac-West Telecomm, Inc.
              Sr. Notes
              13.50%, 2/1/09                B3             250        113,750
             Pagemart Nationwide,
              Inc.
              Sr. Discount Notes
              15.00%, 2/1/05              Caa2           2,500        262,500
        (2)  Pagemart Wireless, Inc.
              Sr. Discount Notes
              0.00%, 2/1/08                 Ca             300         16,500

                                                       Face
                                        Moody's       Amount        Value
                                        Ratings       (000)       (Note A-1)
-----------------------------------------------------------------------------
             Pegasus Communications
              Corp.
              Series B, Sr. Notes
              12.50%, 8/1/07                B3      $    1,000   $  1,010,000
        (2)  Pegasus Satellite
              Sr. Discount Notes
              0.00%, 3/1/07               Caa1             250        146,250
             RCN Corp.:
        (2)   Sr. Discount Notes
              0.00%, 10/15/07             Caa2             150         45,750
        (2)   Series B,
              0.00%, 2/15/08              Caa2           1,200        342,000
              Sr. Notes
              10.00%, 10/15/07            Caa2             500        212,500
        (2)  Rhythms
              Netconnections, Inc.
              Series B, Sr. Discount
              Notes
              0.00%, 5/15/08                Ca           1,350         47,250
             Rogers Cablesystems,
              Ltd.
              Series B,
              Yankee Sr. Secured 2nd
              Priority Notes
              10.00%, 3/15/05             Baa3             250        268,125
             Rogers Cantel, Inc.
              Yankee Sr. Secured
              Debentures
              9.375%, 6/1/08              Baa3             350        345,625
             Sprint Spectrum L.P./
              Sprint Spectrum
              Finance
              Corp.
              Sr. Notes
              11.00%, 8/15/06             Baa2           1,950      2,056,784
             Star Choice
              Communications,
              Inc.
              Yankee Sr. Notes
              13.00%, 12/15/05              B3             700        742,000
             Startec Global
              Communications
              Corp.
              Units
              12.00%, 5/15/08              N/R           1,000         42,500
             Telesystem
              International
              Wireless
              Series B,
              Sr. Discount Notes
              13.25%, 6/30/07             Caa1             300         64,500
        (2)  Tritel PCS, Inc.
              Sr. Discount Notes
              0.00%, 5/15/09                B3             500        320,000
        (2)  Triton PCS, Inc.
              Gtd.
              0.00%, 5/1/08                 B3           1,100        892,375
        (2)  US Unwired, Inc.
              Series B, Gtd.
              0.00%, 11/1/09              Caa1           1,100        545,875
             Viatel, Inc.:
              Sr. Notes
              11.25%, 4/15/08               Ca             650         19,500
              11.50%, 3/15/09               Ca             945         28,350

    The accompanying notes are an integral part of the financial statements.

                                                       Face
                                        Moody's       Amount        Value
                                        Ratings       (000)       (Note A-1)
-----------------------------------------------------------------------------
             VoiceStream Wireless
              Sr. Notes
              10.375%, 11/1/09            Baa1      $      800   $    916,000
             Western Wireless Corp.
              Sr. Sub. Notes
              10.50%, 2/1/07                B1             600        621,000
             Williams Communications
              Group, Inc.:
              Sr. Notes
              10.70%, 10/1/07               B2             400        166,000
              10.875%, 10/1/09              B2             750        307,500
        (1)  Winstar Communications,
              Inc.
              Sr. Notes
              12.75%, 4/15/10               Ca             800         10,000
             Worldwide Fiber, Inc.
              Sr. Notes
              12.00%, 8/1/09                Ca             950         16,625
        (2)  XO Communications, Inc.
              Sr. Notes
              0.00%, 12/1/09                B2             250         81,250
                                                                 ------------
             GROUP TOTAL                                           34,229,904
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
TEXTILES/APPAREL (1.7%)
             Galey & Lord, Inc.
              Gtd.
              9.125%, 3/1/08                Ca           1,000        455,000
             Phillips-Van Heusen
              Corp.
              Sr. Sub. Notes
              9.50%, 5/1/08                 B1             800        820,000
        (1)  Pillowtex Corp.
              Gtd. Sr. Sub. Notes
              10.00%, 11/15/06               C             500          7,500
             Simmons Co.
              Series B, Sr. Sub.
              Notes
              10.25%, 3/15/09               B3           1,000        975,000
             Tropical Sportswear
              International Corp.
              Series A, Gtd.
              11.00%, 6/15/08               B3           1,000        925,000
             USI American
              Holdings, Inc.
              Series B, Gtd.
              7.25%, 12/1/06               Ba2             470        296,047
             Westpoint Stevens, Inc.
              Sr. Notes
              7.875%, 6/15/05               Ca           1,000        395,000
             William Carter Co.
              Series A,
              Sr. Sub. Notes
              10.375%, 12/1/06              B3             500        517,500
                                                                 ------------
             GROUP TOTAL                                            4,391,047
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
TRANSPORTATION (0.6%)
             ABC-NACO, Inc.
              Sr. Sub. Notes
              10.50%, 1/15/04              N/R             460        163,875

                                                       Face
                                        Moody's       Amount        Value
                                        Ratings       (000)       (Note A-1)
-----------------------------------------------------------------------------
             Allied Holdings, Inc.
              Series B, Gtd.
              8.625%, 10/1/07             Caa1      $      250   $    169,375
             Cenargo International
              plc
              First Priority Ship
              Mortgage Notes
              9.75%, 6/15/08               Ba3             100         76,250
        (1)  First Wave Marine, Inc.
              Gtd. Sr. Notes
              11.00%, 2/1/08              Caa1           1,100         72,875
        (1)  Pegasus Shipping
              (Hellas),
              Ltd.
              Series A, First
              Preferred
              Ship Mortgage Notes
              11.875%, 11/15/04             Ca             300        109,500
             Sea Containers, Ltd.
              Yankee Sr. Notes
              10.75%, 10/15/06             Ba3             700        486,500
             Trico Marine Services,
              Inc.
              Series G, Gtd.
              8.50%, 8/1/05                 B1             500        497,500
             Ultrapetrol (Bahamas)
              Ltd.
              First Mortgage Notes
              10.50%, 4/1/08                B1             150        131,250
                                                                 ------------
             GROUP TOTAL                                            1,707,125
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
WASTE MANAGEMENT (0.2%)
             Allied Waste
              North America, Inc.
              Series B, Gtd.
              7.875%, 1/1/09               Ba3             650        638,625
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $272,903,608)                                             201,616,652
                                                                 ------------
-----------------------------------------------------------------------------

                                                   Shares/
                                                    Units
--------------------------------------------------------------------------
-----------------
COMMON STOCKS (1.3%)
--------------------------------------------------------------------------
-----------------
AUTOMOTIVE (0.1%)
      (6)  Safety Components International, Inc.     26,759        133,795
                                                              ------------
--------------------------------------------------------------------------
-----------------
BROADCASTING (0.4%)
   (4)(6)  Spanish Broadcasting
            System, Inc.
            Class A                                 142,800      1,149,540
                                                              ------------
--------------------------------------------------------------------------
-----------------
CABLE (0.0%)
      (6)  OpTel, Inc.                                1,500             15
                                                              ------------
--------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (0.0%)
      (6)  Crown Packaging Enterprises, Ltd.        354,594          3,546
                                                              ------------
--------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                   Shares/       Value
                                                    Units      (Note A-1)
--------------------------------------------------------------------------
ENERGY (0.0%)
      (6)  Abraxas Petroleum Corp.                   19,267   $     60,884
                                                              ------------
--------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.0%)
   (6)(7)  Westfed Holdings, Inc.
            Class B (acquired 9/20/88, cost
            $127)                                    16,893              0
                                                              ------------
--------------------------------------------------------------------------
-----------------
FOOD & BEVERAGES (0.0%)
      (6)  Aurora Foods, Inc.                        20,368        111,617
      (6)  Specialty Foods Corp.                     52,500            525
                                                              ------------
           GROUP TOTAL                                             112,142
                                                              ------------
--------------------------------------------------------------------------
-----------------
METALS & MINING (0.0%)
      (6)  Sheffield Steel Corp.                      8,750             88
                                                              ------------
--------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (0.1%)
   (4)(6)  Mail-Well, Inc.                           31,958        135,822
                                                              ------------
--------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (0.0%)
      (6)  JCC Holding Co.                            3,451         17,255
   (4)(6)  Motels of America, Inc.                      750          3,000
                                                              ------------
           GROUP TOTAL                                              20,255
                                                              ------------
--------------------------------------------------------------------------
-----------------
RETAIL (0.5%)
      (6)  Pathmark Stores, Inc.                     57,497      1,414,426
   (3)(6)  Safelite Glass Corp.
            Class B                                  12,903            645
   (3)(6)  Safelite Realty Corp.                        871              9
                                                              ------------
           GROUP TOTAL                                           1,415,080
                                                              ------------
--------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (0.2%)
      (6)  CompleTel Europe N.V.                     45,000        103,500
      (6)  Intermedia Communications, Inc.           17,499        260,735
      (6)  UnitedGlobalCom, Inc.
            Class A                                   7,500         64,875
                                                              ------------
           GROUP TOTAL                                             429,110
                                                              ------------
--------------------------------------------------------------------------
-----------------
TOTAL COMMON STOCKS
  (Cost $2,131,443)                                              3,460,277
                                                              ------------
--------------------------------------------------------------------------
-----------------
PREFERRED STOCKS (2.1%)
--------------------------------------------------------------------------
-----------------
BROADCASTING (0.2%)
   (5)(6)  Source Media, Inc.
            13.50% Units                             93,696        515,328
                                                              ------------
--------------------------------------------------------------------------
-----------------
CABLE (0.4%)
           Adelphia Communications Corp.
            13% Cum. Exchangeable, Series B           7,500        736,875
   (3)(6)  DIVA Systems Corp.
            Series D                                 56,913            285
      (5)  NTL, Inc.
            13% Exchangeable, Series B                    1            330
      (5)  Pegasus Satellite
            Series AI
            12.75%                                      367        348,650
                                                              ------------
           GROUP TOTAL                                           1,086,140
                                                              ------------
--------------------------------------------------------------------------
-----------------
                                                   Shares/       Value
                                                    Units      (Note A-1)
--------------------------------------------------------------------------
FINANCIAL SERVICES (0.0%)
      (7)  Westfed Holdings, Inc.
            Class A (aquired 9/20/88-6/18/93,
            cost $1,203,480)                         57,005   $     57,005
                                                              ------------
--------------------------------------------------------------------------
-----------------
METALS & MINING (0.0%)
(4)(5)(6)  International Utility Structures,
            Inc.:
            13% Units                                   150         60,375
            14% Units                                    50          2,250
                                                              ------------
           GROUP TOTAL                                              62,625
                                                              ------------
--------------------------------------------------------------------------
-----------------
PUBLISHING & INFORMATION SERVICES (0.3%)
           Earthwatch, Inc.
            8.50% Conv. Preferred                    63,668         15,917
      (6)  Interact Electronic Marketing
            14% Conv. Preferred                       1,350             14
           Primedia, Inc.
            10% Cum. Exchangeable, Series D           8,500        699,125
                                                              ------------
           GROUP TOTAL                                             715,056
                                                              ------------
--------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (0.0%)
      (5)  AmeriKing, Inc.
            13% Cum. Exchangeable                    34,411         34,411
                                                              ------------
--------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (1.2%)
      (5)  e. spire Communications, Inc.
            12.75%                                      370             37
           Intermedia Communications, Inc.:
            13.50% Exchangeable, Series B               422        422,000
      (5)   7% Jr. Convertible, Series E             59,000      1,231,625
           Nextel Communications, Inc.
            13% Exchangeable, Series D                1,677      1,043,933
      (5)  Rural Cellular Corp.
            11.375% Sr. Exchangeable                    344        286,380
      (5)  XO Communications, Inc.
            14%                                      20,776         98,686
                                                              ------------
           GROUP TOTAL                                           3,082,661
                                                              ------------
--------------------------------------------------------------------------
-----------------
TOTAL PREFERRED STOCKS
  (Cost $14,666,339)                                             5,553,226
                                                              ------------
--------------------------------------------------------------------------
-----------------
RIGHTS (0.1%)
           Terex Corp.
            expiring 5/15/02
  (Cost $0)                                           8,000        112,000
                                                              ------------
--------------------------------------------------------------------------
-----------------
WARRANTS (0.1%)
      (6)  Ampex Corp.
            expiring 3/15/03                         34,000            340
      (6)  Arcadia Financial Ltd.
            expiring 3/15/07                            475              5
      (6)  Australis Holdings Pty. Ltd.
            expiring 10/30/01                         2,500             25
      (6)  Australis Media, Ltd.
            expiring 5/15/03                            225              2
      (6)  Carrier1 International S.A.
            expiring 2/19/09                            300          4,500
      (6)  Crown Packaging
            Holdings, Ltd.
            expiring 11/1/03                          3,000             30

    The accompanying notes are an integral part of the financial statements.

                                                   Shares/       Value
                                                    Units      (Note A-1)
--------------------------------------------------------------------------
   (3)(6)  DIVA Systems Corp.:
            expiring 5/15/06                          4,809   $         48
            expiring 3/1/08                          11,655            117
      (6)  Dairy Mart Convenience
            Stores, Inc.
            expiring 12/1/01                         15,837          5,543
      (6)  Dayton Superior Corp.
            expiring 6/15/09                          1,250         25,000
      (6)  Decrane Aircraft Holdings
            expiring 9/30/08                            800            800
      (6)  Equinix, Inc.
            expiring 12/1/07                            200          9,000
      (6)  GT Group Telecom, Inc.
            expiring 2/1/10                             600         18,000
      (6)  HF Holdings, Inc.
            expiring 9/27/09                         11,330            113
      (6)  Interact Electronic Marketing
            expiring 12/31/09                         1,350             14
   (4)(6)  Interact Systems, Inc.
            expiring 8/1/03                           1,150              0
      (6)  Key Energy Services, Inc.
            expiring 1/15/09                          1,500        142,500
      (6)  McCaw International, Ltd.
            expiring 4/15/07                          1,750            350
      (6)  Mentus Media Corp.
            expiring 2/1/08                           4,731             47
      (6)  Mrs. Fields Holding Co.
            expiring 12/1/05                          2,250         22,500
      (6)  PLD Telekom, Inc.
            expiring 6/1/06                           2,170         17,360
      (6)  Pegasus Communications Corp.
            expiring 1/1/07                             250         11,563
      (6)  Pliant Corp.
            expiring 6/1/10                           1,000            100
   (3)(6)  Safelite Glass Corp.:
            Class A
            expiring 9/29/06                         31,622            316
            Class B
            expiring 9/29/07                         21,081            211
      (6)  Source Media, Inc.
            expiring 11/1/07                         32,966            330
      (6)  Star Choice
            Communications, Inc.
            expiring 12/5/05                         16,212        106,820
      (6)  Startec Global
            Communications Corp.
            expiring 5/15/08                          1,100             11
      (6)  USN Communications, Inc.
            expiring 8/15/04                         10,650              0
      (6)  Waste Systems
            International, Inc.
            expiring 3/2/04                           5,250             53
      (6)  Windsor Woodmont
            Black Hawk
            expiring 3/15/10                            100            500
      (6)  Wright Medical Technology
            expiring 6/30/03                            824              0
--------------------------------------------------------------------------
-----------------
TOTAL WARRANTS
  (Cost $1,978,863)                                                366,198
                                                              ------------
--------------------------------------------------------------------------
-----------------
TOTAL DOMESTIC SECURITIES
  (Cost $291,680,253)                                          211,108,353
                                                              ------------
--------------------------------------------------------------------------

                                                      Face
                                      Moody's        Amount         Value
                                      Ratings        (000)        (Note A-1)
-----------------------------------------------------------------------------
FOREIGN SECURITIES (17.4%)
-----------------------------------------------------------------------------
-----------------
CORPORATE OBLIGATIONS (1.9%)
-----------------------------------------------------------------------------
-----------------
ARGENTINA (0.7%)
      (4)  CIA Internacional
            Telecommunicacoes
            Notes
            10.375%, 8/1/04             N/R         ARP    235   $    195,638
      (2)  CTI Holdings S.A.
            Yankee Sr. Notes
            0.00%, 4/15/08               B2         USD $1,205        472,963
      (4)  Hidroelectrica Piedra
            del
            Aguila S.A.:
            Collateralized
            8.25%, 6/30/09              N/R         USD  1,442        825,620
            Series QP, Collateral
            Trust
            8.00%, 12/31/09             N/R          USD   440        291,447
                                                                 ------------
           GROUP TOTAL                                              1,785,668
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
NETHERLANDS (0.4%)
      (2)  CompleTel Europe N.V.
            Yankee Gtd.
            0.00%, 2/15/09             Caa1          USD   900        279,000
           Hermes Europe
            Railtel B.V.:
            Yankee Sr. Notes
            11.50%, 8/15/07              Ca         USD  1,000        165,000
            10.375%, 1/15/09             Ca          USD   300         49,500
           KPNQwest N.V.
            Sr. Notes
            8.125%, 6/1/09              Ba1          USD   150         86,250
           Netia Holdings B.V.
            Series B, Gtd.
            10.25%, 11/1/07              B2          USD   935        388,025
           United Pan-Europe
            Communications N.V.
            Sr. Notes
            10.875%, 8/1/09            Caa1          USD   671        239,704
                                                                 ------------
           GROUP TOTAL                                              1,207,479
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
POLAND (0.4%)
      (4)  PTC International
            Finance B.V.
            Yankee Gtd.
            10.75%, 7/1/07               B2          USD   350        280,875
           PTC International
            Finance II SA
            Gtd.
            11.25%, 12/1/09              B2          USD   750        738,750
                                                                 ------------
           GROUP TOTAL                                              1,019,625
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
SOUTH KOREA (0.4%)
      (4)  Cho Hung Bank Co., Ltd.
            Sub. Notes
            11.50%, 4/1/10              Ba3          USD   570        593,789

    The accompanying notes are an integral part of the financial statements.

                                                      Face
                                      Moody's        Amount         Value
                                      Ratings        (000)        (Note A-1)
-----------------------------------------------------------------------------
           Korea Exchange Bank
            Bonds
            13.75%, 6/30/10             Ba3          USD $ 435   $    471,320
                                                                 ------------
           GROUP TOTAL                                              1,065,109
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $7,332,034)                                                 5,077,881
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
GOVERNMENT OBLIGATIONS (15.5%)
-----------------------------------------------------------------------------
-----------------
ARGENTINA (5.4%)
      (8)  Bocon PRO1
            Bonds
            2.67%, 4/1/07                B2         ARP    166        107,430
           Republic of Argentina:
            Global Bonds
            10.00%, 9/19/08            Caa1         ARP  3,558      2,767,812
            12.375%, 2/21/12             B2         USD      1             70
      (2)   Gtd.
            0.00%, 10/15/04             N/R          USD    95         62,938
            Series 2008,
            7.00%, 12/19/08              B2         USD  2,340      1,772,550
            Series 2018,
            12.25%, 6/19/18              B2         USD  7,012      4,995,914
            Series 2031,
            12.00%, 6/19/31              B2         USD  6,601      4,703,163
                                                                 ------------
           GROUP TOTAL                                             14,409,877
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
BRAZIL (4.1%)
           Federal Republic of
            Brazil:
            Capitalization Bonds
            8.00%, 4/15/14               B1         USD  7,450      5,526,991
            Global Bonds
            10.125%, 5/15/27             B1         USD  1,395      1,015,560
            Unsubordinated
            11.00%, 8/17/40              B1         USD  6,016      4,472,896
                                                                 ------------
           GROUP TOTAL                                             11,015,447
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
BULGARIA (1.2%)
      (8)  Republic of Bulgaria:
            Debentures
            Series A,
            Collateralized
            3.00%, 7/28/12               B2         USD  2,785      2,264,553
            6.3125%, 7/28/24             B2          USD   925        730,426
            Series PDI,
            6.3125%, 7/28/11             B2          USD   105         83,016
                                                                 ------------
           GROUP TOTAL                                              3,077,995
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
PHILIPPINES (0.9%)
           Republic of
            Philippines:
            Series B,
            Foreign Government
            Gtd.
            6.50%, 12/1/17              Ba1          USD   770        634,377
            Notes
            10.625%, 3/16/25            Ba1         USD  1,975      1,792,313
                                                                 ------------
           GROUP TOTAL                                              2,426,690
                                                                 ------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                                      Face
                                      Moody's        Amount         Value
                                      Ratings        (000)        (Note A-1)
-----------------------------------------------------------------------------

RUSSIA (3.5%)
           Ministry Finance of
            Russia
            Series VI, Debentures
            3.00%, 5/14/06               B3         USD $4,450   $  2,758,867
      (4)  Russian Federation:
            Unsubordinated
            10.00%, 6/26/07              B3          USD   750        668,340
            8.25%, 3/31/10               B3         USD  1,967      1,511,895
            11.00%, 7/24/18              B3         USD  1,075        935,098
            12.75%, 6/24/28              B3          USD   755        746,734
            5.00%, 3/31/30               B3         USD  5,544      2,640,211
                                                                 ------------
           GROUP TOTAL                                              9,261,145
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
TURKEY (0.4%)
           Republic of Turkey
            Sr. Unsub. Notes
            11.875%, 1/15/30             B1         USD  1,385      1,163,400
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
TOTAL GOVERNMENT OBLIGATIONS
  (Cost $40,602,378)                                               41,354,554
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
TOTAL FOREIGN SECURITIES
  (Cost $47,934,412)                                               46,432,435
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
TOTAL INVESTMENTS (96.5%)
  (Cost $339,614,665)                                             257,540,788
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
OTHER ASSETS IN EXCESS OF LIABILITIES (3.5%)
                                                                    9,348,955
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
NET ASSETS (100%)
           Applicable to 49,895,588 issued and outstanding
            $.001 par value shares (authorized 100,000,000
            shares)                                              $266,889,743
                                                                 ============
=============================================================================

N/R--Not Rated
STRIPS--Separate Trading of Registered Interest and Principal Securities.
(1)  Defaulted security.
(2) Step Bond--Coupon rate is low or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity.
(3) Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.
(4)  144A Security. Certain conditions for public sale may exist.
(5)  Payment in kind bond. Market value includes accrued interest.
(6)  Non-income producing security.
(7) Restricted as to private and public resale. Total cost of restricted securities at June 30, 2001 aggregated $1,203,607. Total market value of restricted securities owned at June 30, 2001 was $57,005 or 0.02% of net assets.
(8) Floating Rate--The interest rate changes on these instruments based upon a designated base rate. The rates shown are those in effect at June 30, 2001.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES


                                                    June 30, 2001
                                                      (unaudited)
-----------------------------------------------------------------
ASSETS:
    Investments at Value
      (Cost $339,614,665) (Note A-1)..........   $  257,540,788
    Receivables:
      Receivable for Investments Sold.........        5,537,300
      Dividend and Interest Receivable (Note
       A-4)...................................        8,455,249
      Other Assets............................          163,976
-----------------------------------------------------------------
        Total Assets..........................      271,697,313
-----------------------------------------------------------------
LIABILITIES:
      Due to Custodian........................          282,147
      Investment Advisory Fees (Note B).......          340,826
      Administrative Fees (Note C)............           39,548
      Investments Purchased...................        3,806,871
      Reorganization Costs....................          278,624
      Professional Fees.......................           48,305
      Custodian Fees..........................           11,249
-----------------------------------------------------------------
        Total Liabilities.....................        4,807,570
-----------------------------------------------------------------
NET ASSETS....................................   $  266,889,743
                                                 ==============
NET ASSETS CONSIST OF:
    Capital Shares at $.001 Par Value.........   $       49,896
    Capital Paid in Excess of Par Value.......      399,661,507
    Distribution in Excess of Net Investment
     Income...................................       (2,876,922)
    Accumulated Net Realized Loss.............      (47,870,861)
    Unrealized Depreciation on Investments....      (82,073,877)
                                                 --------------
NET ASSETS APPLICABLE TO 49,895,588 ISSUED AND
  OUTSTANDING SHARES (AUTHORIZED 100,000,000
  SHARES).....................................   $  266,889,743
                                                 ==============
NET ASSET VALUE PER SHARE.....................   $         5.35
=================================================================

STATEMENT OF OPERATIONS

                                                 Six Months Ended
                                                    June 30, 2001
                                                      (unaudited)
-----------------------------------------------------------------
INVESTMENT INCOME:
    Interest (Net of foreign taxes withheld of
     $897) (Note A-4).........................   $   13,250,488
    Dividends (Note A-4)......................          276,423
-----------------------------------------------------------------
      Total Income............................       13,526,911
-----------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (Note B).........          543,705
    Amortization of Reorganization Costs......          300,000
    Administrative Fees (Note C)..............           86,993
    Shareholders' Reports.....................           77,147
    Custodian Fees............................           43,949
    Shareholder Servicing Fees................           41,309
    Professional Fees.........................           39,574
    Directors' Fees and Expenses..............           27,583
    Other.....................................           29,208
-----------------------------------------------------------------
    Total Expenses............................        1,189,468
-----------------------------------------------------------------
        Net Investment Income.................       12,337,443
-----------------------------------------------------------------
NET REALIZED LOSS ON INVESTMENTS..............      (23,116,537)
-----------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION ON
  INVESTMENTS.................................        9,874,690
-----------------------------------------------------------------
Net Realized Loss and Change in Unrealized
  Appreciation................................      (13,241,847)
-----------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..................................   $     (904,404)
=================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Six Months Ended
                                                                                     June 30, 2001         Year Ended
                                                                                       (unaudited)   December 31,2000
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income.......................................................      $ 12,337,443       $ 23,216,672
    Net Realized Loss on Investments............................................       (23,116,537)        (5,032,052)
    Change in Unrealized Appreciation (Depreciation) on Investments.............         9,874,690        (48,839,274)
---------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............................          (904,404)       (30,654,654)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    Net Investment Income.......................................................       (13,406,305)       (26,385,297)
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
    Net Assets received in conjunction with Agreement and Plan of
     Reorganization.............................................................        83,383,448                 --
---------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease) in Net Assets.....................................        69,072,739        (57,039,951)
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Period.........................................................       197,817,004        254,856,955
---------------------------------------------------------------------------------------------------------------------
    End of Period (Including distributions in excess of net investment income of
     ($2,876,922) and ($61,160), respectively.).................................      $266,889,743       $197,817,004
=====================================================================================================================

FINANCIAL HIGHLIGHTS

                                                    Six Months Ended                    Year Ended December 31,
                                                        June 30,2001    --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                      (unaudited)(1)        2000        1999        1998        1997        1996
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............       $  5.70         $  7.34     $  7.77     $  8.44     $  8.12     $  8.63
--------------------------------------------------------------------------------------------------------------------------------
    Offering Costs................................            --              --          --          --          --       (0.02)
--------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
    Net Investment Income.........................          0.29            0.67        0.75        0.71        0.69        0.75
    Net Realized and Unrealized Gain (Loss) on
     Investments..................................         (0.28)          (1.55)      (0.46)      (0.66)       0.39        0.18
--------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Activities............          0.01           (0.88)       0.29        0.05        1.08        0.93
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income.........................         (0.36)          (0.76)      (0.72)      (0.72)      (0.76)      (0.90)
--------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares Issued
 through Rights Offering..........................            --              --          --          --          --       (0.52)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....................       $  5.35         $  5.70     $  7.34     $  7.77     $  8.44     $  8.12
================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD.............       $  5.62         $  5.56     $  6.06     $  7.56     $  8.75     $  7.63
================================================================================================================================
TOTAL INVESMENT RETURN:
    Net Asset Value (2)...........................         (0.57)%        (12.37)%      4.50%       0.47%      14.03%      10.59%*
    Market Value..................................          7.02%           3.55%     (11.32)%     (5.68)%     25.90%      10.05%*
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
================================================================================================================================
Net Assets, End of Period (Thousands).............      $266,890        $197,817    $254,857    $269,507    $291,959    $280,634
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets Including
 Expense Offsets..................................          1.09%**         0.78%       0.78%       0.81%       0.84%       0.94%
Ratio of Expenses to Average Net Assets...........          1.09%**         0.78%       0.78%       0.81%       0.84%       0.95%
Ratio of Net Investment Income to Average Net
 Assets...........................................         11.35%**        10.10%       9.90%       8.59%       8.47%       9.23%
Portfolio Turnover Rate (3).......................          49.1%           39.1%       43.5%       84.7%       97.7%       81.0%
--------------------------------------------------------------------------------------------------------------------------------

      * Adjusted for Rights Offering.
     ** Annualized.
    (1) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to increase net investment income per share by $.004, decrease net realized and unrealized gains and losses per share by $.004, and increase the ratio of net investment income to average net assets from 5.55% to 5.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
    (2) Total investment return based on per share net asset value reflects the effects of change in net asset value on the performance of the Fund during each period, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value, due to differences between the market price of the stock and the net asset value of the Fund.
    (3) Due to the realignment of the Fund's portfolio in connection with the combination with CGF, the cost of purchases of $30,040,944 and proceeds from sales of $37,801,151 have been excluded from the Portfolio Turnover calculation.

        Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

------------

Credit Suisse Asset Management Income Fund, Inc. (the "Fund") was incorporated on February 11, 1987 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund's investment objective is to seek current income through investment primarily in debt securities.

On May 14, 2001, the Fund acquired substantially all of the assets and assumed the liabilities of Credit Suisse Asset Management Strategic Global Income
Fund, Inc. ("CGF"). Pursuant to the terms of the agreement governing the acquisition, the CGF shareholders, for each share of common stock of CGF held, became entitled to receive an equivalent dollar amount of full shares of common stock of the Fund. Based on the net asset values of the Fund and CGF as of May 11, 2001 ($5.49 and $6.96, respectively), the conversion ratio was 1.2681 shares of the Fund for each share of CGF. Cash was paid in lieu of fractional shares. Net assets of the Fund and CGF as of the acquisition date were $190,522,544 and $83,383,448, including unrealized depreciation of $71,252,968 and $16,668,823, respectively. Total net assets immediately after the acquisition were $273,905,992. Based upon the opinion of Fund counsel, the acquisition qualified as a tax-free reorganization for Federal income tax purposes, with no gain or loss recognized by the Fund, CGF or their shareholders.

A. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

1. SECURITY VALUATION: Market values for fixed income securities are valued at the latest quoted bid price in the over-the-counter market. However, fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Other securities listed on an exchange are valued at the latest quoted sales prices on the day of valuation or if there was no sale on such day, the last bid price quoted on such day.
   Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities for which market quotations are not readily available (including restricted investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors. Such securities have a value of $18,184 (or 0.01% of net assets) at June 30, 2001. In determining fair value, consideration is given to cost, operating and other financial data.

   The Fund may invest up to 10% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") (excludes 144A securities). These securities are valued pursuant to the valuation procedures noted above.

2. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Interest income is recognized on the accrual basis. Discounts on securities purchased are amortized according to the effective yield method over their respective lives. Discount or premium on mortgage backed securities is recognized upon receipt of principal payments on the underlying mortgage pools. Dividend income is recorded on the ex-dividend date.

5. DELAYED DELIVERY COMMITMENTS: The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

6. DIVIDENDS AND DISTRIBUTIONS: The Fund pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains in excess of applicable capital losses, including capital loss carryforward. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gains distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are principally due to timing of the recognition of defaulted bond interest.

   Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and paid in capital.

7. CHANGE IN ACCOUNTING PRINCIPLE: As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001 the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $500,117 reduction in the cost of the securities and a corresponding $500,117 increase in net unrealized appreciation (depreciation), based on securities held by the Fund on January 1, 2001.

   The effect of this change for the six months ended June 30, 2001 was to increase net investment income by $176,602 decrease net unrealized appreciation (depreciation) by $369,170, increase net realized gains and losses by $192,568. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

B. Credit Suisse Asset Management, LLC (the "Adviser"), provides investment advisory services to the Fund under the terms of an Advisory Agreement. Under the Advisory Agreement, the Adviser is paid a fee, computed weekly and paid quarterly, calculated at .50% of the lower of the weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets, effective as of the CGF acquisition. Prior thereto, the fee was based solely on average weekly net assets.

C. Brown Brothers Harriman & Co. ("BBH&Co."), provides administrative and custodial services to the Fund. Under the Administration and Custody Agreements, BBH&Co. is paid a fee based on average net assets.

Fleet National Bank provides transfer agent services to the Fund. Under the Transfer Agent Agreement, Fleet National Bank is paid a fee based on the number of accounts in the Fund per year. In addition, the Fund is charged certain out-of-pocket expenses by Fleet National Bank.

D. Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $85,993,831 and $86,265,535 respectively, for the six months ended June 30, 2001. Purchases and sales of U.S. government and government agency securities aggregated $1,408,467 and $3,273,955 respectively, for the six months ended June 30, 2001.

At June 30, 2001, the cost of investments for Federal income tax purposes was $339,614,665. Accordingly, net unrealized depreciation for Federal income tax purposes aggregated $82,073,877 of which $10,480,872 related to appreciated securities and $92,554,749 related to depreciated securities.

At December 31, 2000, the Fund had a capital loss carryforward of $10,803,151 available to offset future capital gains of which $2,261,380, $6,205,825 and $2,335,946 will expire on December 31, 2003, 2007 and 2008, respectively.

E. At June 30, 2001, 88.4% of the Fund's net assets were comprised of high yield fixed income securities. The financial condition of the issuers of the securities and general economic conditions may affect the issuers' ability to make payments of income and principal, as well as the market value of the securities. Such investments may also be less liquid and more volatile than investments in higher rated fixed income securities.

At June 30, 2001, 17.4% of the Fund's net assets were comprised of foreign currency denominated fixed income securities. Changes in currency exchange rates will affect the value and net investment income from such securities.

F. The Fund's Board of Directors has approved a share repurchase program authorizing the Fund from time to time to make open-market purchases on the New York Stock Exchange of up to 10 percent of the Fund's shares outstanding as of December 11, 1990. There were no repurchases of shares during the six months ended June 30, 2001.

G. The Fund issued to its shareholders of record as of the close of business on September 27, 1996 transferable Rights to subscribe for up to an aggregate of 10,160,570 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $7.15 per share. During October 1996, the Fund issued a total of 10,160,570 shares of Common Stock on exercise of such Rights. Rights' offering costs of $550,000 were charged directly against the proceeds of the Offering.

H. Through June 19, 2001, the Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $350 million committed, unsecured, line of credit facility (the "Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Prior Credit Facility, which was allocated among Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%.

Effective June 20, 2001, the Fund, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $200 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for the same purposes as the Prior Credit Facility. Under the terms of the New Credit Facility, the New Participating Funds pay an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the New Credit Facility, which is allocated among the New Participating Funds in such manner as is determined by the governing Boards of the New Participating Funds. The interest rate paid under the New Credit Facility is unchanged from the rate paid under the Prior Credit Facility.

At June 30, 2001 and during the six months ended June 30, 2001, the Fund had no borrowings under either credit facility.

I. The Fund is organized as a Maryland corporation. On July 27, 2001 the Fund's Board of Directors adopted Articles Supplementary to the Fund's Articles of Incorporation that are consistent with Title 3, Subtitle 8 of Maryland's General Corporate Law ("MGCL"). The Articles Supplementary provide that: (1) the Board be divided into three classes with staggered terms that expire at the 2002, 2003 and 2004 annual meetings, respectively: Class I -- consisting of two current directors, James S. Pasman, Jr. and William W. Priest, Jr., Class II -- consisting of two current directors, James P. McCaughan and Lawrence J. Fox, and Class III -- consisting of one current director, Enrique R. Arzac;
(2) Directors may only be removed for cause by a two-thirds vote of shareholders; and (3) the Directors can set the numbers of Directors and fill Board vacancies for the remainder of the class term (whether or not the term extends beyond the next annual meeting of shareholders). In addition, the Board adopted corresponding amendments to the Fund's By-Laws. This modification was made to more closely align the Fund's corporate governance structure with that of Credit Suisse High Yield Bond Fund, another closed-end registered investment management company whose Board of Directors comprises substantially the same individuals who serve as Directors of the Fund. The Fund's Articles and By-Laws are on file with the SEC and are accessible through the SEC's website (www.sec.gov) or may be obtained from the Secretary of the Fund upon request.

             SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                          AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
                                                                        THREE MONTHS ENDED
                                 ------------------------------------------------------------------------------------------------
                                    MARCH 31, 2001          JUNE 30, 2001
                                 --------------------   ---------------------
Investment Income..............  $ 5,987       $ 0.17   $  7,540       $ 0.14
Net Investment Income..........    5,574         0.16      6,763         0.13
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation (Depreciation) on
 Investments and Foreign
 Currency......................     (181)       (0.01)   (13,061)       (0.27)
Net Increase (Decrease) in Net
 Assets Resulting from
 Operations....................    5,393         0.15     (6,298)       (0.14)

                                    MARCH 31, 2000          JUNE 30, 2000         SEPTEMBER 30, 2000         DECEMBER 31, 2000
                                 --------------------   ---------------------   -----------------------   -----------------------
Investment Income..............  $ 6,316       $ 0.18   $  6,148       $ 0.18   $  5,854         $ 0.17   $  6,699         $ 0.19
Net Investment Income..........    5,818         0.17      5,676         0.16      5,396           0.16      6,326           0.18
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation (Depreciation) on
 Investments and Foreign
 Currency......................   (8,644)       (0.25)   (10,527)       (0.30)   (11,957)         (0.34)   (22,743)         (0.66)
Net Increase (Decrease) in Net
 Assets Resulting from
 Operations....................   (2,826)       (0.08)    (4,851)       (0.14)    (6,561)         (0.19)   (16,417)         (0.47)

                         SUPPLEMENTAL PROXY INFORMATION

The Annual Meeting of the Stockholders of the Credit Suisse Asset Management Income Fund, Inc. was held on Tuesday, May 1, 2001 at the offices of Credit Suisse Asset Management, LLC 466 Lexington Avenue, New York City. The following is a summary of each proposal presented and the total number of shares voted:

                                                                                  VOTES       VOTES
PROPOSAL                                                            VOTES FOR    AGAINST    ABSTAINED
--------                                                            ----------   --------   ---------
1.    Approval of the Agreement and Plan of Reorganization:         17,858,542   885,238     507,535

                                                                                  VOTES       VOTES
                                                                    VOTES FOR    AGAINST    ABSTAINED
                                                                    ----------   --------   ---------
2.    Approval of the new investment advisory agreement:            17,848,863   828,459     573,992

                                                                    VOTES FOR    VOTES WITHHELD
                                                                    ----------   --------------
3.    To elect the following five Directors:
      Enrique R. Arzac                                              31,417,558       767,193
      Lawrence J. Fox                                               31,449,379       735,372
      James S. Pasman, Jr.                                          31,424,199       760,552
      James P. McCaughan                                            31,431,547       753,204
      William W. Priest, Jr.                                        31,425,187       759,564

PRIVACY POLICY NOTICE (AS OF MAY 4, 2001)

---------

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

    In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

    We may collect nonpublic information about you from the following sources:

    - Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

    - Information about your transactions with us, our affiliates, or others.

    We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

    We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

    NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE WARBURG PINCUS FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU.

DESCRIPTION OF INVESTLINK-SM- PROGRAM

---------

The InvestLink-SM- Program is sponsored and administered by Fleet National Bank, not by Credit Suisse Asset Management Income Fund, Inc., (the "Fund"). Fleet National Bank will act as program administrator (the "Program Administrator") of the InvestLink-SM- Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

   An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

   A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

   The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

   The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

   Fleet National Bank, as Program Administrator administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

   If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

   Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

   A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

   Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

   All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

   A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

   The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

   The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgement and research.

   While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

   Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--
(888) 697-8026. Current Shareholders--(800) 730-6001. All correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink Program, P.O. 43010, Providence, RI 02940-3010.

        4946-SAR-01